                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - D


                         MONTHLY SERVICER'S CERTIFICATE




      Accounting Date:                           January 31, 2001
                                             ----------------------
      Determination Date:                        February 6, 2001
                                             ----------------------
      Distribution Date:                        February 15, 2001
                                             ----------------------
      Monthly Period Ending:                     January 31, 2001
                                             ----------------------


      This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1997, among Arcadia Automobile Receivables Trust, 1997-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

      Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


 I.   Collection Account Summary

      Available Funds:
               Payments Received                                                  $8,747,612.62
               Liquidation Proceeds (excluding Purchase Amounts)                    $605,136.59
               Current Monthly Advances                                              110,078.13
               Amount of withdrawal, if any, from the Spread Account                      $0.00
               Monthly Advance Recoveries                                           (136,889.05)
               Purchase Amounts-Warranty and Administrative Receivables                   $0.00
               Purchase Amounts - Liquidated Receivables                                  $0.00
               Income from investment of funds in Trust Accounts                     $32,743.28
                                                                                 ---------------
      Total Available Funds                                                                       $9,358,681.57
                                                                                                 ===============

      Amounts Payable on Distribution Date:
               Reimbursement of Monthly Advances                                          $0.00
               Backup Servicer Fee                                                        $0.00
               Basic Servicing Fee                                                  $169,496.53
               Trustee and other fees                                                     $0.00
               Class A-1 Interest Distributable Amount                                    $0.00
               Class A-2 Interest Distributable Amount                                    $0.00
               Class A-3 Interest Distributable Amount                              $414,969.47
               Class A-4 Interest Distributable Amount                              $436,033.33
               Noteholders' Principal Distributable Amount                        $8,030,574.62
               Amounts owing and not paid to Security Insurer under
                            Insurance Agreement                                           $0.00
               Supplemental Servicing Fees (not otherwise paid to Servicer)               $0.00
               Spread Account Deposit                                               $307,607.61
                                                                                 ---------------
      Total Amounts Payable on Distribution Date                                                  $9,358,681.57
                                                                                                 ===============


                                 Page 1 (1997-D)

 II.  Available Funds

      Collected Funds (see V)
                            Payments Received                               8,747,612.62
                            Liquidation Proceeds (excluding
                              Purchase Amounts)                              $605,136.59    $9,352,749.21
                                                                            -------------

      Purchase Amounts                                                                              $0.00

      Monthly Advances
                            Monthly Advances - current Monthly Period (net)  ($26,810.92)
                            Monthly Advances - Outstanding Monthly Advances
                               not otherwise reimbursed to the Servicer            $0.00      ($26,810.92)
                                                                            -------------

      Income from investment of funds in Trust Accounts                                        $32,743.28
                                                                                           ---------------

      Available Funds                                                                       $9,358,681.57
                                                                                           ===============

III.  Amounts Payable on Distribution Date

      (i)(a)   Taxes due and unpaid with respect to the Trust
               (not otherwise paid by OFL or the Servicer)                                          $0.00

      (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
               to Servicer and to be reimbursed on the Distribution Date)                           $0.00

      (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                      $0.00

      (ii)     Accrued and unpaid fees (not otherwise paid by OFL or the
                 Servicer):
                            Owner Trustee                                          $0.00
                            Administrator                                          $0.00
                            Indenture Trustee                                      $0.00
                            Indenture Collateral Agent                             $0.00
                            Lockbox Bank                                           $0.00
                            Custodian                                              $0.00
                            Backup Servicer                                        $0.00
                            Collateral Agent                                       $0.00            $0.00
                                                                            -------------

      (iii)(a) Basic Servicing Fee (not otherwise paid to Servicer)                           $169,496.53

      (iii)(b) Supplemental Servicing Fees (not otherwise paid to Servicer)                         $0.00

      (iii)(c) Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
               reimbursed to Servicer)                                                              $0.00

      (iv)     Class A-1 Interest Distributable Amount                                              $0.00
               Class A-2 Interest Distributable Amount                                              $0.00
               Class A-3 Interest Distributable Amount                                        $414,969.47
               Class A-4 Interest Distributable Amount                                        $436,033.33


      (v)      Noteholders' Principal Distributable Amount
                            Payable to Class A-1 Noteholders                                        $0.00
                            Payable to Class A-2 Noteholders                                $8,030,574.62
                            Payable to Class A-3 Noteholders                                        $0.00
                            Payable to Class A-4 Noteholders                                        $0.00


      (vii)    Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class A-1
               Holdback Subaccount (applies only on the Class A-1 Final
               Scheduled Distribution Date)                                                         $0.00

      (ix)     Amounts owing and not paid to Security Insurer under Insurance
               Agreement                                                                            $0.00
                                                                                           ---------------

               Total amounts payable on Distribution Date                                   $9,051,073.96
                                                                                           ===============


                                 Page 2 (1997-D)

 IV.  Calculation of Credit Enhancement Fee ("Spread Account Deposit");
      withdrawal from Reserve Account; Deficiency Claim Amount;
      Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

      Spread Account deposit:

                  Amount of excess, if any, of Available Funds
                  over total amounts payable (or amount of such
                  excess up to the Spread Account Maximum Amount)                           $307,607.61

      Reserve Account Withdrawal on any Determination Date:

                  Amount of excess, if any, of total amounts payable over Available
                  Funds (excluding amounts payable under item (vii) of Section
                  III)                                                                            $0.00

                  Amount available for withdrawal from the Reserve Account
                  (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve
                  Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers of Subsequent Receivables) $0.00

                  (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback
                  Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                  Amount of withdrawal, if any, from the Reserve Account                          $0.00

      Reserve Account Withdrawal on Determination Date for Class A-1 Final
        Scheduled Distribution Date:

                  Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v) of Se$0.00 III

                  Amount available in the Class A-1 Holdback Subaccount                           $0.00

                  (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1
                  Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                  Amount of withdrawal, if any, from the Class A-1 Holdback
                  Subaccount                                                                      $0.00

      Deficiency Claim Amount:

               Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
               Holdback Subaccount and Available Funds                                            $0.00

               (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

      Pre-Funding Account Shortfall:

               Amount of excess, if any, on the Distribution Date on or
               immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2 Prepayment
               Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
               Amount, and the over (b) the amount on deposit in the Pre-Funding
               Account
                                                                                                  $0.00

      Class A-1 Maturity Shortfall:

               Amount of excess, if any, on the Class A-1 Final Scheduled
               Distribution Date, of (a) the unpaid principal balance of the
               Class A-1 Notes over (b) the sum of the amounts deposited in the
               Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal from the Class A-1 Holdback
               Subaccount.                                                                        $0.00

      (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
      Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
      Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
      A-1 Maturity Shortfall.)


                                 Page 3 (1997-D)

 V.   Collected Funds

      Payments Received:
                            Supplemental Servicing Fees                            $0.00
                            Amount allocable to interest                    2,334,270.28
                            Amount allocable to principal                   6,413,342.34
                            Amount allocable to Insurance Add-On Amounts           $0.00
                            Amount allocable to Outstanding Monthly
                               Advances (reimbursed to the Servicer prior
                               to deposit in the Collection Account)               $0.00
                                                                            -------------

      Total Payments Received                                                                 $8,747,612.62

      Liquidation Proceeds:
                            Gross amount realized with respect to
                              Liquidated R                                    609,544.72

                            Less: (i) reasonable expenses incurred by
                               Servicer in connection with the collection
                               of such Liquidated Receivables and the
                               repossession and disposition of the related
                               Financed Vehicles and (ii) amounts required
                               to be refunded to Obligors on such
                               Liquidated Receivables                          (4,408.13)
                                                                            -------------

      Net Liquidation Proceeds                                                                  $605,136.59

      Allocation of Liquidation Proceeds:
                            Supplemental Servicing Fees                            $0.00
                            Amount allocable to interest                           $0.00
                            Amount allocable to principal                          $0.00
                            Amount allocable to Insurance Add-On Amounts           $0.00
                            Amount allocable to Outstanding Monthly
                               Advances (reimbursed to the Servicer prior
                               to deposit in the Collection Account)               $0.00              $0.00
                                                                            -------------     --------------

      Total Collected Funds                                                                   $9,352,749.21
                                                                                              ==============

 VI.  Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables                                                         $0.00
                            Amount allocable to interest                           $0.00
                            Amount allocable to principal                          $0.00
                            Amount allocable to Outstanding Monthly
                               Advances (reimbursed to the Servicer
                               prior to deposit in the Collection
                               Account)                                            $0.00

      Purchase Amounts - Administrative Receivables                                                   $0.00
                            Amount allocable to interest                           $0.00
                            Amount allocable to principal                          $0.00
                            Amount allocable to Outstanding Monthly
                               Advances (reimbursed to the Servicer
                               prior to deposit in the Collection
                               Account)                                            $0.00
                                                                            -------------

      Total Purchase Amounts                                                                          $0.00
                                                                                              ==============

VII.  Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                              $255,727.71

      Outstanding Monthly Advances reimbursed to the Servicer
         prior to deposit in the Collection Account from:
                            Payments received from Obligors                 ($136,889.05)
                            Liquidation Proceeds                                   $0.00
                            Purchase Amounts - Warranty Receivables                $0.00
                            Purchase Amounts - Administrative Receivables          $0.00
                                                                            -------------

      Outstanding Monthly Advances to be netted against Monthly
         Advances for the current Monthly Period                                               ($136,889.05)

      Outstanding Monthly Advances to be reimbursed out of
         Available Funds on the Distribution Date                                              ($136,889.05)

      Remaining Outstanding Monthly Advances                                                    $118,838.66

      Monthly Advances - current Monthly Period                                                 $110,078.13
                                                                                              --------------

      Outstanding Monthly Advances - immediately following the
         Distribution Date                                                                      $228,916.79
                                                                                              ==============


                                 Page 4 (1997-D)

VIII. Calculation of Interest and Principal Payments

      A.  Calculation of Principal Distribution Amount

            Payments received allocable to principal                                                  $6,413,342.34
            Aggregate of Principal Balances as of the Accounting Date of all
               Receivables that became Liquidated Receivables
               during the Monthly Period                                                              $1,617,232.28
            Purchase Amounts - Warranty Receivables allocable to principal                                    $0.00
            Purchase Amounts - Administrative Receivables allocable to principal                              $0.00
            Amounts withdrawn from the Pre-Funding Account                                                    $0.00
            Cram Down Losses                                                                                  $0.00
                                                                                                     ---------------

            Principal Distribution Amount                                                             $8,030,574.62
                                                                                                     ===============

      B.  Calculation of Class A-1 Interest Distributable Amount

            Class A-1 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-1 Noteholders on such Distribution Date)             $0.00

            Multiplied by the Class A-1 Interest Rate                                      5.8875%

            Multiplied by actual days in the period or in the case of the first
               Distribution Date, by 29/360                                            0.08611111             $0.00
                                                                                   ---------------

            Plus any unpaid Class A-1 Interest Carryover Shortfall                                            $0.00
                                                                                                     ---------------

            Class A-1 Interest Distributable Amount                                                           $0.00
                                                                                                     ===============

      C.  Calculation of Class A-2 Interest Distributable Amount

            Class A-2 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-2 Noteholders on such Distribution Date)             $0.00

            Multiplied by the Class A-2 Interest Rate                                       6.125%

            Multiplied by 1/12 or in the case of the first Distribution Date,
               by 30/360                                                               0.08333333             $0.00
                                                                                  ----------------

            Plus any unpaid Class A-2 Interest Carryover Shortfall                                            $0.00
                                                                                                     ---------------

            Class A-2 Interest Distributable Amount                                                           $0.00
                                                                                                     ===============

      D.  Calculation of Class A-3 Interest Distributable Amount

            Class A-3 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-3 Noteholders on such
               Distribution Date)                                                  $80,316,671.99

            Multiplied by the Class A-3 Interest Rate                                       6.200%

            Multiplied by 1/12 or in the case of the first Distribution
               Date, by 30/360                                                         0.08333333       $414,969.47
                                                                                  ----------------

            Plus any unpaid Class A-3 Interest Carryover Shortfall                                            $0.00
                                                                                                     ---------------

            Class A-3 Interest Distributable Amount                                                     $414,969.47
                                                                                                     ==============

      E.  Calculation of Class A-4 Interest Distributable Amount

            Class A-4 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-4 Noteholders on such
               Distribution Date)                                                  $82,400,000.00

            Multiplied by the Class A-4 Interest Rate                                       6.350%

            Multiplied by 1/12 or in the case of the first Distribution Date,
               by 30/360                                                               0.08333333       $436,033.33
                                                                                  ----------------

            Plus any unpaid Class A-4 Interest Carryover Shortfall                                            $0.00
                                                                                                     ---------------

            Class A-4 Interest Distributable Amount                                                     $436,033.33
                                                                                                     ==============


                                 Page 5 (1997-D)

      F.  Calculation of Noteholders' Interest Distributable Amount

            Class A-1 Interest Distributable Amount                                               $0.00
            Class A-2 Interest Distributable Amount                                               $0.00
            Class A-3 Interest Distributable Amount                                         $414,969.47
            Class A-4 Interest Distributable Amount                                         $436,033.33


            Noteholders' Interest Distributable Amount                                                     $851,002.81
                                                                                                          =============

      G.  Calculation of Noteholders' Principal Distributable Amount:

            Noteholders' Monthly Principal Distributable Amount:

            Principal Distribution Amount                                                 $8,030,574.62

            Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero,
               100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal
               Balance (plus any funds remaining on deposit in the Pre-Funding
               Account) as of the Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
               Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting
               Date for the preceding Distribution Date)                                         100.00% $8,030,574.62
                                                                                         ---------------


            Unpaid Noteholders' Principal Carryover Shortfall                                                    $0.00
                                                                                                        ---------------

            Noteholders' Principal Distributable Amount                                                  $8,030,574.62
                                                                                                        ===============

      H.  Application of Noteholders' Principal Distribution Amount:

            Amount of Noteholders' Principal Distributable Amount payable to Class A-1
            Notes (equal to entire Noteholders' Principal Distributable Amount until
            the principal balance of the Class A-1 Notes is reduced to zero)                                     $0.00
                                                                                                        ===============

            Amount of Noteholders' Principal Distributable Amount payable to Class A-2
            Notes (no portion of the Noteholders' Principal Distributable Amount is
            payable to the Class A-2 Notes until the principal balance of the Class
            A-1 Notes has been reduced to zero; thereafter, equal to the entire
            Noteholders' Principal Distributable Amount)                                                 $8,030,574.62
                                                                                                        ===============


                                 Page 6 (1997-D)

 IX.  Pre-Funding Account

      A.  Withdrawals from Pre-Funding Account:

      Amount on deposit in the Pre-Funding Account as of the preceding
         Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
               Pre-Funded Amount                                                                         $0.00
                                                                                                  -------------
                                                                                                         $0.00
                                                                                                  =============

      Less: withdrawals from the Pre-Funding Account in respect of transfers of
         Subsequent Receivables to the Trust occurring on a Subsequent Transfer
         Date (an amount equal to (a) $0 (the aggregate Principal Balance of
         Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of Subsequent Receivables over (ii)
         $0))                                                                                            $0.00

      Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
         Account has been reduced to $100,000 or less as of the Distribution
         Date (see B below)                                                                              $0.00
                                                                                                  -------------

      Amount remaining on deposit in the Pre-Funding Account after
         Distribution Date
               Pre-Funded Amount                                                          $0.00
                                                                                   -------------
                                                                                                         $0.00
                                                                                                  =============

      B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

      Amount withdrawn from the Pre-Funding Account as a result of the
         Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period or the
         Pre-Funded Amount being reduced to $100,000 or less on any Distribution
         Date                                                                                            $0.00

      Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the Distribution
         Date)                                                                                           $0.00

      Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the Distribution
         Date)                                                                                           $0.00

      Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the Distribution
         Date)                                                                                           $0.00

      Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the Distribution
         Date)                                                                                           $0.00

      Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment Amount,
         Class A-2 Prepayment Amount, the Class A-3 Prepayment Amount, the Class
         A-4 Prepayment Amount, the Class A-5 Prepayment Amount, over the sum current principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes

      C.  Prepayment Premiums:

      Class A-1 Prepayment Premium                                                                       $0.00
      Class A-2 Prepayment Premium                                                                       $0.00
      Class A-3 Prepayment Premium                                                                       $0.00
      Class A-4 Prepayment Premium                                                                       $0.00
      Class A-5 Prepayment Premium                                                                       $0.00


                                 Page 7 (1997-D)

 X.   Reserve Account

      Requisite Reserve Amount:

      Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
         Notes, Class A-5 Notes,

               Product of (x)  x.xx% (weighted average interest of Class A-1
               Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate,
               Class A-4 Interest Rate, Class A-5 Interest Rate (based on outstanding Class A-1 principal balance through the Class A-5 principal balance) divided by 360, (y) $0.00 (the Pre-Funded
               Amount on such Distribution Date) and (z) xx (the number of
               days until the January 1998 Distribution Date))                                           $0.00

               Less the product of (x) 2.5% divided by 360, (y) $0 (the
               Pre-Funded Amount on such Distribution Date) and (z) xx (the
               number of days until the January 1998 Distribution Date)                                  $0.00
                                                                                                  -------------

      Requisite Reserve Amount                                                                           $0.00
                                                                                                  =============

      Amount on deposit in the Reserve Account (other than the Class A-1
         Holdback Subaccount) as of the preceding Distribution Date or, in
         the case of the first Distribution Date, as of the Closing Date                                 $0.00

      Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
         Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account
         in respect of transfers of Subsequent Receivables)                                              $0.00

      Less: the excess, if any, of the amount on deposit in the Reserve Account
         (other than the Class A-1 Holdback Subaccount) over the Requisite
         Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the
         Pre-Funding Account in respect of transfers of Subsequent Receivables)                          $0.00

      Less: withdrawals from the Reserve Account (other than the Class A-1
         Holdback Subaccount) to cover the excess, if any, of total amount
         payable over Available Funds (see IV above)                                                     $0.00
                                                                                                  -------------

      Amount remaining on deposit in the Reserve Account (other than the Class
         A-1 Holdback Subaccount) after the Distribution Date                                            $0.00
                                                                                                  =============

 XI.  Class A-1 Holdback Subaccount:

      Class A-1 Holdback Amount:

      Class A-1 Holdback Amount as of preceding Distribution Date or the
      Closing Date, as applicable.                                                                       $0.00

      Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original
         Pool Balance after giving effect to the transfer of Subsequent
         Receivables on the Distribution Date or on a Subsequent Transfer Date
         preceding the Distribution Date))                                                               $0.00

      Less withdrawal, if any, of amount from the Class A-1 Holdback
         Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                               $0.00

      Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
         Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by
         the Indenture Trustee to the General Partners)                                                  $0.00
                                                                                                  -------------

      Class A-1 Holdback Subaccount immediately following the Distribution Date                          $0.00
                                                                                                  =============

                                 Page 8 (1997-D)

XII.  Calculation of Servicing Fees

      Aggregate Principal Balance as of the first day of
      the Monthly Period                                                        $162,716,671.99
      Multiplied by Basic Servicing Fee Rate                                               1.25%
      Multiplied by months per year                                                    8.333333%
                                                                                ----------------

      Basic Servicing Fee                                                                          $169,496.53

      Less: Backup Servicer Fees (annual rate of 1 bp)                                                   $0.00

      Supplemental Servicing Fees                                                                        $0.00
                                                                                                  -------------

      Total of Basic Servicing Fees and Supplemental Servicing Fees                                                    $169,496.53
                                                                                                                    ===============

XIII. Information for Preparation of Statements to Noteholders

         a.    Aggregate principal balance of the Notes as of first day
               of Monthly Period
                            Class A-1 Notes                                                                                  $0.00
                            Class A-2 Notes                                                                                  $0.00
                            Class A-3 Notes                                                                         $80,316,671.99
                            Class A-4 Notes                                                                         $82,400,000.00


         b.    Amount distributed to Noteholders allocable to principal
                            Class A-1 Notes                                                                                  $0.00
                            Class A-2 Notes                                                                                  $0.00
                            Class A-3 Notes                                                                          $8,030,574.62
                            Class A-4 Notes                                                                                  $0.00


         c.    Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                            Class A-1 Notes                                                                                  $0.00
                            Class A-2 Notes                                                                                  $0.00
                            Class A-3 Notes                                                                         $72,286,097.37
                            Class A-4 Notes                                                                         $82,400,000.00


         d.    Interest distributed to Noteholders
                            Class A-1 Notes                                                                                  $0.00
                            Class A-2 Notes                                                                                  $0.00
                            Class A-3 Notes                                                                            $414,969.47
                            Class A-4 Notes                                                                            $436,033.33


         e.    1.  Class A-1 Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                           $0.00
               2.  Class A-2 Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                           $0.00
               3.  Class A-3 Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                           $0.00
               4.  Class A-4 Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                           $0.00

         f.    Amount distributed payable out of amounts withdrawn from
               or pursuant to:
               1.  Reserve Account                                                                       $0.00
               2.  Spread Account Class A-1 Holdback Subaccount                                          $0.00
               3.  Claim on the Note Policy                                                              $0.00

         g.    Remaining Pre-Funded Amount                                                                                   $0.00

         h.    Remaining Reserve Amount                                                                                      $0.00

         i.    Amount on deposit on Class A-1 Holdback Subaccount                                                            $0.00

         j.    Prepayment amounts
                            Class A-1 Prepayment Amount                                                                      $0.00
                            Class A-2 Prepayment Amount                                                                      $0.00
                            Class A-3 Prepayment Amount                                                                      $0.00
                            Class A-4 Prepayment Amount                                                                      $0.00

         k.     Prepayment Premiums
                            Class A-1 Prepayment Premium                                                                     $0.00
                            Class A-2 Prepayment Premium                                                                     $0.00
                            Class A-3 Prepayment Premium                                                                     $0.00
                            Class A-4 Prepayment Premium                                                                     $0.00

         l.    Total of Basic Servicing Fee, Supplemental Servicing Fees
               and other fees, if any, paid by the Trustee on behalf of the Trust                                      $169,496.53

         m.    Note Pool Factors (after giving effect to distributions on the
                  Distribution Date)
                            Class A-1 Notes                                                                             0.00000000
                            Class A-2 Notes                                                                             0.00000000
                            Class A-3 Notes                                                                             0.28017867
                            Class A-4 Notes                                                                             1.00000000



                                 Page 9 (1997-D)

XVI.  Pool Balance and Aggregate Principal Balance

               Original Pool Balance at beginning of Monthly Period                                                $599,999,997.12
               Subsequent Receivables                                                                                        $0.00
                                                                                                                 ------------------
               Original Pool Balance at end of Monthly Period                                                      $599,999,997.12
                                                                                                                 ==================

               Aggregate Principal Balance as of preceding Accounting Date                                         $162,716,671.99
               Aggregate Principal Balance as of current Accounting Date                                           $154,686,097.37


      Monthly Period Liquidated Receivables                             Monthly Period Administrative Receivables


                                      Loan #        Amount                                Loan #       Amount
                                      ------        ------                                ------       ------
                        see attached listing      1,617,232.28              see attached listing               --
                                                         $0.00                                              $0.00
                                                         $0.00                                              $0.00
                                               ----------------                                            -------
                                                 $1,617,232.28                                              $0.00
                                               ================                                            =======


XVIII. Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date) of all
         Receivables delinquent more than 30 days with respect to all
         or any portion of a Scheduled Payment as of the Accounting Date           9,770,278.81

      Aggregate Principal Balance as of the Accounting Date                     $154,686,097.37
                                                                               -----------------

      Delinquency Ratio                                                                             6.31619711%
                                                                                                 ==============




IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA FINANCIAL LTD.

                                        By:
                                           -----------------------------------

                                        Name:   Cheryl K. Debaro
                                             ---------------------------------
                                        Title: Vice President / Securitization
                                              --------------------------------


                                Page 10 (1997-D)